UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )  January 19, 2011

FairPoint Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street,
Suite 500,
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (704) 344-8150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on October 26, 2009, FairPoint Communications, Inc. (the “Company”) and substantially all of its direct and indirect subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 09-16335) (collectively, the “Chapter 11 Cases”).

On January 13, 2011, the Bankruptcy Court entered an Order Confirming Debtors’ Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of December 29, 2010 (the “Confirmation Order”), which confirmed the Company’s Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as confirmed, the “Plan”).  Copies of the Confirmation Order and the Plan were included as Exhibits 99.1 and 2.1, respectively, to the Company’s Current Report on Form 8-K filed on January 14, 2011 (the “Confirmation Current Report”) and are incorporated by reference herein.

On January 24, 2011 (the “Effective Date”), the Company substantially consummated its reorganization through a series of transactions contemplated by the Plan, and the Plan became effective pursuant to its terms.

The Securities and Exchange Commission’s (the “SEC”) EDGAR filing system permits the filing of a Current Report on Form 8-K which contains information with respect to no more than nine of the items to be reported on a Current Report on Form 8-K.  Accordingly, concurrently with the filing of this Current Report, the Company is filing another Current Report on Form 8-K with the SEC which contains additional information with respect to the transactions contemplated by the Plan which were consummated on the Effective Date.

Item  5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Appointment of Directors

Pursuant to the Plan, as of the Effective Date, the following directors ceased to serve on the Company’s board of directors:  Claude C. Lilly, Robert S. Lilien, Jane E. Newman, Thomas F. Gilbane, Jr., and Michael R. Tuttle.

As of the Effective Date, the number of directors of the Company was fixed at eight, with Todd W. Arden, Dennis J. Austin, Edward D. Horowitz, Michael J. Mahoney, Michael K. Robinson, David L. Treadwell and Wayne Wilson becoming members of the Company’s board of directors (the “New Board”) and Mr. Horowitz was appointed to serve as chairman of the New Board.  Paul H. Sunu, the Company’s Chief Executive Officer, became a director of the Company effective as of August 24, 2010 and will continue to serve as a director on the New Board.  Selected biographical information for each of the eight members of the New Board will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

In accordance with the Company’s Second Amended and Restated By-laws adopted as of the Effective Date (the “By-laws”), the initial members of the New Board are expected to hold office until the first annual meeting of stockholders which will be held following the one year anniversary of the Effective Date. Thereafter, members of the New Board are expected to have one-year terms so that their terms will expire at each annual meeting of stockholders.

Committees of the Board of Directors

The committees of the New Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a corporate governance and nominating committee (the “Corporate Governance and Nominating Committee”) and a regulatory committee (the “Regulatory Committee”) and, as of the Effective Date, the New Board had appointed members to each committee.

The New Board appointed Wayne Wilson, Michael K. Robinson and Michael J. Mahoney as the initial members of the Audit Committee, with Mr. Wilson initially to serve as chairman of the Audit Committee.

The New Board appointed Edward D. Horowitz, Todd W. Arden and David L.Treadwell as the initial members of the Compensation Committee, with Mr. Horowitz initially to serve as chairman of the Compensation Committee.

The New Board appointed David L. Treadwell, Wayne Wilson and Edward D. Horowitz as the initial members of the Corporate Governance and Nominating Committee, with Mr. Treadwell initially to serve as chairman of the Corporate Governance and Nominating Committee.

The New Board appointed Michael J. Mahoney, Dennis J. Austin and Michael K. Robinson as the initial members of the Regulatory Committee, with Mr. Mahoney to serve as chairman of the Regulatory Committee.

Compensation of Directors

Effective as of the Effective Date, the New Board adopted a director compensation program intended to be comparable to that of companies of similar size and complexity upon the recommendations of the Compensation Committee and the Corporate Governance and Nominating Committee.  Non-management directors of the Company will be compensated annually for their service on the Company’s board of directors in the following amounts, which amounts shall be paid in quarterly installments (noting that Todd W. Arden has waived the receipt of any such cash compensation):

All Director Base Compensation (includes committee service without being chair)	$75,000
Chair of the Board of Directors Additional Amount	$30,000
Audit Committee Chair Additional Amount	$30,000
Compensation Committee Chair Additional Amount	$20,000
Corporate Governance and Nominating Committee Chair Additional Amount	$20,000
Regulatory Committee Chair Additional Amount	$20,000
Audit Committee Member Additional Amount (excluding chair)	$15,000
Compensation Committee Member Additional Amount (excluding chair)	$7,500

The members of the New Board also will participate in the FairPoint Communications, Inc. 2010 Long Term Incentive Plan (the “Long Term Incentive Plan”). Effective as of the Effective Date, the New Board, acting upon the recommendations of the Compensation Committee and the Corporate Governance and Nominating Committee, approved the granting of (i) an aggregate number of 87,498 restricted shares of the Company’s new common stock, par value $0.01 per share (the “New Common Stock”), as provided in the Long Term Incentive Plan, to be allocated pro rata between the six directors listed below (noting that Todd W. Arden has waived the award or receipt of any restricted shares), and (ii) an aggregate number of options to purchase 132,012 shares of the New Common Stock, as provided in the Long Term Incentive Plan, to be allocated as follows (noting that Todd W. Arden has waived the award or receipt of any such options):

	Restricted Stock	Options

Dr. Dennis J. Austin	14,583	22,002
Edward D. Horowitz	14,583	22,002
Michael J. Mahoney	14,583	22,002
Wayne Wilson	14,583	22,002
David L. Treadwell	14,583	22,002
Michael K. Robinson	14,583	22,002

Long Term Incentive Plan and Success Bonus Plan

As contemplated by the Plan, on the Effective Date, the Company was deemed to have adopted the Long Term Incentive Plan and the FairPoint Communications, Inc. 2010 Success Bonus Plan (the “Success Bonus Plan”).  For a summary of the terms of the Long Term Incentive Plan and the Success Bonus Plan, see Item 5.02 of the Confirmation Current Report.

On the Effective Date, in accordance with the Plan, (i) certain employees of the Company and a consultant of the Company received (a) cash bonuses of approximately $1.8 million in the aggregate (the “Success Bonuses”) pursuant to the terms of the Success Bonus Plan and/or (b) New Common Stock awards, consisting of restricted shares of New Common Stock and/or options to purchase shares of New Common Stock, pursuant to the terms of the Long Term Incentive Plan, and (ii) members of the New Board received restricted shares of New Common Stock and options to purchase New Common Stock pursuant to the terms of the Long Term Incentive Plan. The Success Bonuses were earned by employees of the Company and were primarily based upon achieving certain performance measures. 3,134,603 shares of New Common Stock are reserved for awards under the Long Term Incentive Plan, of which stock options and restricted share awards were granted to certain employees of the Company, a consultant of the Company, and members of the New Board on the Effective Date.  Specifically, on the Effective Date, (a) 460,294 shares of restricted stock were distributed to management-level and other employees and a consultant of the Company, with 120,000 restricted shares issued to the Company’s Chief Executive Officer, 34,000 restricted shares issued to the Company’s Chief Financial Officer, 161,800 restricted shares issued to other members of the Company’s senior management and 66,794 restricted shares issued to David L. Hauser, the Company’s former Chief Executive Officer, who is currently a consultant, (b) 87,498 shares of restricted stock were awarded to the members of the New Board and (c) stock options were granted for the purchase of (1) 859,000 shares of New Common Stock by management-level and other employees with 125,000 options to purchase New Common Stock granted to the Company’s Chief Executive Officer, 42,000 options to purchase New Common Stock granted to the Company’s Chief Financial Officer and 236,500 options to purchase New Common Stock granted to other members of the Company’s senior management, and (2) 132,012 shares by members of the New Board. Except for the restricted shares awarded to David L. Hauser, these stock option and restricted share awards vested to the extent of 25% on the Effective Date, and the remainder of these awards is expected to vest in three equal annual installments, commencing on the first anniversary of the Effective Date, with accelerated vesting (x) on a change in control, or (y) a termination of an award holder’s employment either without cause (but only to the extent the vesting becomes at least 50%, plus an additional 25% for each year of the award holder’s employment after the first year after the Effective Date) or due to the award holder’s death or disability (but, for stock options, only to the extent vesting would have otherwise occurred within one year following such termination of employment). Mr. Hauser’s restricted shares vested 100% on the Effective Date.

The Long Term Incentive Plan and the Success Bonus Plan were included as Exhibits 10.1 and 10.2, respectively, to the Confirmation Current Report and are incorporated by reference herein.

Establishment of 2011 Bonus Opportunities

On January 19, 2011, the Compensation Committee established the 2011 target bonus opportunity percentages and related performance goals for certain of the Company’s executive officers, including its principal executive officer, principal financial officer and certain other executive officers (collectively, the “Officers”), under the FairPoint Communications, Inc. 2011 Annual Incentive Plan (the “Annual Incentive Plan”).

In addition to the respective performance goals described below, the 2011 performance goals for bonus awards include the following for each Officer: (i) a Consolidated EBITDAR (as defined in the Exit Facility) target for the year ended December 31, 2011 (the “Consolidated EBITDAR Target”) and achieving a minimum EBITDAR target is a requirement for the payment of any bonuses; and (ii) the Company achieving a specified level of service quality in northern New England, measured by the gross monthly disconnects (including account adjustments) divided by the beginning month total number of lines or subscribers, excluding wholesale from all calculations (the “NNE Churn Target”).

Paul H. Sunu, the Company’s Chief Executive Officer, is eligible for a target bonus of 100% of his 2011 annual base salary.  The target bonus for Mr. Sunu will be based on the Company’s ability to achieve the following (weighted as indicated): (i) 67% - the Consolidated EBITDAR Target and certain other revenue measures; (ii) 10% - the NNE Churn Target; and (iii) 23% - New Board discretionary.

Ajay Sabherwal, the Company’s Executive Vice President and Chief Financial Officer, is eligible for a target bonus of 50% of his 2011 annual base salary.  The target bonus for Mr. Sabherwal will be based on the Company’s ability to achieve the following (weighted as indicated): (i) 67% - the Consolidated EBITDAR Target and certain other revenue measures; (ii) 10% - the NNE Churn Target; and (iii) 23% - the Company achieving certain financial process improvement milestones.

Peter G. Nixon, the Company’s President, is eligible for a target bonus of 50% of his 2011 annual base salary.  The target bonus for Mr. Nixon will be based on the Company’s ability to achieve the following (weighted as indicated): (i) 67% - the Consolidated EBITDAR Target; (ii) 8% - the NNE Churn Target; (iii) 8% - the Company achieving certain target government education revenues and other revenue measures; (iv) 8% - the Company achieving certain regulatory milestones; and (v) 9% - the Company achieving certain telecom group objectives.

Shirley J. Linn, the Company’s Executive Vice President, General Counsel and Secretary, is eligible for a target bonus of 50% of her 2011 annual base salary.  The target bonus for Ms. Linn will be based on the Company’s ability to achieve the following (weighted as indicated): (i) 67% - the Consolidated EBITDAR Target; (ii) 5% - the NNE Churn Target; and (iii) 10% - the Company consummating the Plan (including the claims process); and (iv) 18% - the Company achieving certain legal process improvement milestones.

Jeffrey W. Allen, the Company’s Executive Vice President of Sales and Marketing, is eligible for a target bonus of 50% of his 2011 annual base salary.  The target bonus for Mr. Allen will be based on the Company’s ability to achieve the following (weighted as indicated): (i) 67% - the Consolidated EBITDAR Target; (ii) 10% - the NNE Churn Target; (iii) 15% - the Company achieving certain business and consumer revenue measures; and (iv) 8% - the Company achieving certain commercial service milestones.

Kathleen McLean, the Company’s Executive Vice President and Chief Information Officer, is eligible for a target bonus of 50% of her 2011 annual base salary.  The target bonus for Ms. McLean will be based on the Company’s ability to achieve the following (weighted as indicated): (i) 67% - the Consolidated EBITDAR Target; (ii) 10% - the NNE Churn Target; (iii) 10% - the Company

achieving target wholesale revenue measures; (iv) 10% - the Company achieving certain IT milestones; and (v) 3% - the Company completing certain contract negotiations.

Kenneth W. Amburn, the Company’s Executive Vice President of Operations and Engineering, is eligible for a target bonus of 50% of his 2011 annual base salary.  The target bonus for Mr. Amburn will be based on the Company’s ability to achieve the following (weighted as indicated): (i) 67% - the Consolidated EBITDAR Target; (ii) 10% - the NNE Churn Target; (iii) 8% - the Company completing certain construction plans and certain other operations targets; and (iv) 15% - the Company achieving certain operations process improvement milestones.

Any bonus awards are subject to the terms of the Annual Incentive Plan.

Indemnification of Directors

In connection with the appointment of the New Board, the Company entered into individual indemnification agreements with each member of the New Board.  The indemnification agreements are intended to ensure that the Company’s directors are indemnified to the fullest extent permitted under applicable law.

Each individual indemnification agreement is in substantially the form included as Exhibit 10.1 to this Current Report, which exhibit is incorporated herein by reference.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, on the Effective Date, the Company filed with the Secretary of State of the State of Delaware the Ninth Amended and Restated Certificate of Incorporation of FairPoint Communications, Inc. (the “Certificate of Incorporation”) and adopted the By-laws.  A description of the material provisions of the Certificate of Incorporation and By-laws is contained in the Company’s Registration Statement on Form 8-A filed with the SEC on January 24, 2011 (the “Form 8-A”), which description is incorporated herein by reference.

Copies of the Certificate of Incorporation and the By-laws were filed as Exhibits 3.1 and 3.2, respectively, to the Form 8-A and are incorporated herein by reference.

Item 5.05       Amendments to the Registrant’s Code of Ethics

On the Effective Date, the Company re-adopted its Code of Business Conduct and Ethics (“Code of Ethics”) as filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K, which was filed on March 14, 2006 and which is incorporated herein by reference.  The Code of Ethics is also available on the Company’s website at www.fairpoint.com.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, attached as Exhibit 2.1 to the Confirmation Current Report and incorporated by reference herein

3.1	Ninth Amended and Restated Certificate of Incorporation of FairPoint Communications, Inc, attached as Exhibit 3.1 to the Form 8-A and incorporated by reference herein

3.2	Second Amended and Restated By-laws, attached as Exhibit 3.2 to the Form 8-A and incorporated by reference herein

4.1	Specimen Stock Certificate, attached as Exhibit 4.1 to the Form 8-A

10.1	Form of Director Indemnity Agreement

10.2	FairPoint Communications, Inc. 2010 Long Term Incentive Plan, attached as Exhibit 10.1 to the Confirmation Current Report and incorporated by reference herein

10.3	FairPoint Communications, Inc. 2010 Success Bonus Plan, attached as Exhibit 10.2 to the Confirmation Current Report and incorporated by reference herein

Cautionary Note Regarding Forward-Looking Statements

Some statements in this Current Report are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts. When used in this Current Report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including the Company’s plans, objectives, expectations and intentions and other factors discussed under “Risk Factors” in the reports the Company files with the SEC pursuant to the Exchange Act. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to the Company and speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in the Company’s subsequent periodic reports filed with the SEC on Forms 10-K, 10-Q and 8-K and Schedule 14A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

	By:	/s/ Ajay Sabherwal
		Name:	Ajay Sabherwal
		Title:	Executive Vice President and Chief Financial Officer

Date: January 24, 2011